UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

AMENDMENT NO. 1 TO THE CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	October 1, 2004

HEWITT ASSOCIATES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31351	47-0851756
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Half Day Road, Lincolnshire, Illinois	60069
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ telephone number, including area code:	(847) 295-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The sole purpose of this amendment is to amend Item 9.01 and the related Exhibit Index to the Company’s Periodic Report on Form 8-K, as originally filed with the SEC on October 1, 2004, to file the First Supplemental Indenture, dated as of October 1, 2004, among Exult, Inc., Hewitt Associates, Inc. and J.P. Morgan Trust Company, National Association (as successor to Bank One Trust Company, N.A.). The remainder of the information contained in the original Form 8-K filing is not hereby amended and this amendment does not reflect events occurring after the filing of the original Form 8-K.

Item 9.01. Financial Statements and Exhibits.

This Item 9.01 and the accompanying Exhibit Index amend and restate in their entirety the corresponding Item and Exhibit Index in the Registrant’s Form 8-K filed on October 1, 2004.

(a)	Financial Statements of Businesses Acquired.

The financial statements required by this item were previously filed as part of Amendment No. 1 to the Company’s Registration Statement on Form S-4 (File No. 333-117326) on August 17, 2004.

(b)	Pro Forma Financial Information.

The financial statements required by this item were previously filed as part of Amendment No. 1 to the Company’s Registration Statement on Form S-4 (File No. 333-117326) on August 17, 2004.

(c)	Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of June 15, 2004, by and among Hewitt Associates, Inc., Exult, Inc. and Eagle Merger Corp. (incorporated by reference to Exhibit 2.1 to the Company’s Registration Statement on Form S-4, filed with the Securities and Exchange Commission on July 13, 2004, as amended on August 17, 2004, Commission File No. 333-117326).

4.1	First Supplemental Indenture, dated as of October 1, 2004, among Exult, Inc., Hewitt Associates, Inc. and J.P. Morgan Trust Company, National Association (as successor to Bank One Trust Company, N.A.).

99.1	Press Release, dated September 30, 2004.

99.2	Press Release, dated October 1, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWITT ASSOCIATES, INC.

By:	/s/ C. LAWRENCE CONNOLLY

Name: C. Lawrence Connolly
Title: Secretary

Date: October 6, 2004

EXHIBIT INDEX

Exhibit Number	Description

4.1	First Supplemental Indenture, dated as of October 1, 2004, among Exult, Inc., Hewitt Associates, Inc. and J.P. Morgan Trust Company, National Association (as successor to Bank One Trust Company, N.A.).

99.1	Press Release, dated September 30, 2004.*

99.2	Press Release, dated October 1, 2004.*

*	Previously filed with the Registrant’s original filing of this Form 8-K filed with the Securities and Exchange Commission on October 1, 2004.